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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 11, 2000


                                WAVO CORPORATION
                                ----------------
             (Exact name of registrant as specified in its charter)

           INDIANA                     0-24858               86-0491428
----------------------------         -----------            -------------
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)
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            3131 E. CAMELBACK ROAD, SUITE 320, PHOENIX, ARIZONA 85016
            ---------------------------------------------------------
            (Address of principal executive offices)       (Zip code)




Registrant"s telephone number, including area code   (602) 952-5500
                                                     --------------


                                 Not applicable.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 5.           OTHER EVENTS.


         WAVO Corporation (the "Company"), WavePhore Networks, Inc., a wholly-owned subsidiary of the Company ("Networks") and Cidera, Inc. ("Cidera") have entered into an Asset Purchase Agreement, dated as of September 11, 2000
(the "Agreement"), pursuant to which, and subject to the conditions thereof, Cidera will purchase substantially all of the assets of Networks for a purchase price of $12,000,000 in cash, $2,500,000 of Cidera's common stock, and the assumption of certain liabilities of Networks. The value of the Networks assets sold to Cidera and the amount and type of consideration paid were negotiated among the Company, Networks and Cidera. The divested Networks assets constituted on the order of 33% of total assets and 71% of revenue of the Company on a consolidated basis for the fiscal year ended December 31, 1999. The assets being sold to Cidera are not part of the Company's strategic focus for the future. The
Company believes that this transaction will allow the Company to focus on its MediaXpress Internet media delivery business. Copies of the Agreement and a Press Release issued by the Company on September 12, 2000 are attached hereto as Exhibits 10.1 and 99.1, respectively. Such Exhibits are incorporated by reference into this Item 5 and the foregoing description is qualified in its entirety by reference to such Exhibits.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.


(c)      Exhibits.

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
Exhibit Number    Description
--------------    -----------
10.1              Asset Purchase Agreement, dated as of September 11, 2000, by and among WAVO Corporation, WavePhore Networks, Inc. and
                  Cidera, Inc.

99.1              Press Release, dated September 12, 2000.
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WAVO CORPORATION


Date:    September 12, 2000           By: \s\ Kenneth D. Swenson
                                         ---------------------------
                                          Executive Vice President and
                                          Chief Financial Officer
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                                  EXHIBIT INDEX

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
Exhibit Number    Description
10.1              Asset Purchase Agreement, dated as of September 11, 2000, by and among WAVO Corporation, WavePhore Networks, Inc. and
                  Cidera, Inc.

99.1              Press Release, dated September 12, 2000.
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